Persistence Software, Inc.
1720 South Amphlett Boulevard                                 [PERSISTENCE LOGO]
San Mateo, California 94402
650 372 3600 * 650 341 8432 Fax
www.persistence.com



FOR IMMEDIATE RELEASE                                              PRESS RELEASE

Contact:                             Professional Investment Community and Media
--------                             -------------------------------------------
Brian Tobin                          Joe Diaz or Joe Dorame
Corporate Controller                 RCG Capital Markets Group, Inc.
Persistence Software, Inc.           480.675.0400
650.372.3647
btobin@persistence.com



                         PERSISTENCE SOFTWARE ANNOUNCES
                         FIRST QUARTER FINANCIAL RESULTS

SAN MATEO, CALIF. -- APRIL 22, 2004 -- Persistence(R) Software (NASDAQ: PRSW), a technology leader for data access and caching, today announced financial results for the first quarter of fiscal 2003 ended March 31, 2004.

For the quarter, revenues were $2.1 million compared with $2.5 million for the first quarter of 2003. The Company reported net income for the quarter of $56,000, or $0.02 per share, fully diluted, compared with a net loss of $1.0 million, or $(0.42) per share, fully diluted, in the comparable quarter last year. The Company recorded an expense reversal of $110,000 in the current quarter for the successful renegotiation of an obligation for third party software that the Company fully expensed in prior periods. Persistence completed the quarter with cash balances of $4.9 million and no long-tern debt.

Christopher Keene, chief executive officer of Persistence, commented, "We are pleased to report our second consecutive profitable quarter. We were particularly excited to win new customer projects at transportation and banking companies during the quarter with our new EdgeXtend products."

The Company will discuss these results in a conference call scheduled for 4:15 p.m. Eastern April 22, 2004. Interested parties can access the call by dialing
(877) 858-9308 (domestic) or (706) 643-0580 (international) or by accessing the webcast at http://www.persistence.com/company/ir.php. A replay of the call will be available at (800) 642-1687 (domestic) or (706) 645-9291 (international), access number 6599781, for 3 days following the call; and the webcast can be accessed at http://www.persistence.com/company/ir.php for 30 days.

ABOUT PERSISTENCE

Persistence Software is a technology leader for data access and caching infrastructure. Persistence provides infrastructure software specifically designed to eliminate data access bottlenecks - such as redundant database queries - that cause poor application performance. For mission-critical applications, Persistence Data Services products simplify and optimize access to enterprise data by providing tightly integrated object-to-relational mapping, intelligent caching and guaranteed cache synchronization. Patented Persistence products have helped over 100 Global 2000 companies achieve breakthrough performance, scalability, availability and developer productivity. Find Persistence on the web at www.persistence.com

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS INVOLVING RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN SUCH FORWARD-LOOKING STATEMENTS. POTENTIAL RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE POSSIBILITY THAT WE MAY NOT ACHIEVE OUR SALES TARGETS, OUR POTENTIAL NEED TO RAISE CASH IN THE FUTURE, UNCERTAINTIES RELATED TO OUR LONG SALES CYCLE, OUR RELIANCE ON A RELATIVELY SMALL NUMBER OF CUSTOMERS, RISKS ASSOCIATED WITH OUR DECLINING SALES, OUR DEPENDENCE ON OUR NEWEST EDGEXTEND PRODUCT, FAILURE TO MANAGE OUR RESOURCES OR ATTRACT AND RETAIN THE SERVICES OF KEY EMPLOYEES, OUR NEED TO DELIVER PRODUCTS THAT ARE FREE OF DEFECTS AND ERRORS AND MEET RAPIDLY CHANGING TECHNOLOGY STANDARDS AND CUSTOMER REQUIREMENTS, OUR NEED TO BUILD A STRONG DIRECT SALES TEAM AND DEVELOP THIRD PARTY SALES CHANNELS, OUR DEPENDENCE ON ENTERPRISE-WIDE SYSTEM DEPLOYMENTS, AND OUR NEED TO ADDRESS COMPETITION FROM COMPANIES WITH SUBSTANTIALLY GREATER RESOURCES. FURTHER INFORMATION REGARDING THESE AND OTHER RISKS AND UNCERTAINTIES IS INCLUDED IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, THE QUARTERLY REPORTS ON FORM 10Q FOR THE QUARTERS ENDED MARCH 31, 2003, JUNE 30, 2003 AND SEPTEMBER 30, 2003 IN OUR OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. EDGEXTEND, POWERTIER AND DIRECTALERT ARE REGISTERED TRADEMARKS OF PERSISTENCE SOFTWARE, INC. ALL OTHER PRODUCT, TRADEMARK, COMPANY, OR SERVICE NAMES MENTIONED HEREIN ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.

                            -FINANCIAL TABLES FOLLOW-



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                           PERSISTENCE SOFTWARE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                    (In thousands, except per share amounts)


                                                        THREE MONTHS ENDED
                                                    MAR. 31,          MAR. 31,
                                                      2004              2003
                                                   ------------     ------------
Revenues:
  Licenses                                         $       842      $     1,294
  Service                                                1,214            1,229
                                                   ------------     ------------
      Total revenues                                     2,056            2,523
                                                   ------------     ------------

Cost of revenues:
  Licenses                                                  20               39
  Service                                                  266              477
                                                   ------------     ------------
      Total cost of revenues                               286              516
                                                   ------------     ------------

Gross profit                                             1,770            2,007
                                                   ------------     ------------

Operating expenses:
  Sales and marketing                                      782            1,531
  Research and development                                 570              849
  General and administrative                               474              643
  Purchased intangibles                                   (110)              --
                                                   ------------     ------------
      Total operating expenses                           1,716            3,023
                                                   ------------     ------------

Income / (Loss) from operations                             54           (1,016)

Interest and other income, net                               2                8
Income taxes                                                --               --
                                                   ------------     ------------
Net income / (loss)                                $        56      $    (1,008)
                                                   ============     ============

Basic net profit / (loss) per share                $      0.02      $     (0.42)
                                                   ============     ============

Diluted net profit / (loss) per share              $      0.02      $     (0.42)
                                                   ============     ============
Shares used in calculating basic
net profit / (loss) per share                            2,713            2,403
                                                   ============     ============
Shares used in calculating diluted
net profit / (loss) per share                            2,734            2,403
                                                   ============     ============

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                           PERSISTENCE SOFTWARE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                                 (In thousands)


                                                        AS OF
                                                       MAR. 31,       DEC. 31,
                                                         2004           2003
                                                     ------------   ------------
Assets:
  Current assets:
    Cash, cash equivalents                           $     4,875    $     5,680
    Accounts receivable, net                               1,736          1,498
    Prepaids and other current assets                        214            258
                                                     ------------   ------------
      Total current assets                                 6,825          7,436
Property and equipment, net                                  106             95
Purchased intangibles, net                                    50             59
Other assets                                                  37             37
                                                     ------------   ------------
      Total assets                                   $     7,018    $     7,627
                                                     ============   ============

Liabilities and Stockholders' Equity:
  Current liabilities:
    Accounts payable                                 $       278    $       329
    Accrued liabilities                                    1,047          1,262
    Deferred revenues (net of long term portion)           2,504          2,565
    Current portion of long-term obligations                  39            334
                                                     ------------   ------------
      Total current liabilities                            3,868          4,490
Long-term liabilities
   Long-term portion of deferred revenues                     32             84
   Long-term obligations                                      14             18
                                                     ------------   ------------
      Total long-term liabilities                             46            102
                                                     ------------   ------------
      Total liabilities                                    3,914          4,592
                                                     ------------   ------------

  Stockholders' equity:
    Common stock, net                                     67,132         67,112
    Accumulated deficit                                  (64,020)       (64,076)
    Other                                                     (8)            (1)
                                                     ------------   ------------
      Total stockholders' equity                           3,104          3,035
                                                     ------------   ------------
      Total liabilities and stockholders' equity     $     7,018    $     7,627
                                                     ============   ============



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